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                                                                   Exhibit 3-118
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                                                          FILED
                                                          NOV 22 1989
                                                          10AM
                                                      /s/ [graphic of signature]
                                                      Secretary of State


                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                 GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP

     This Certificate of Limited Partnership is being executed as of November 17, 1989 for the purpose of forming a limited partnership pursuant to the requirements of the Delaware Revised Uniform Limited Partnership Act, 6 Del. Code Section 17-101, et seq.


     The undersigned, desiring to form a limited partnership, hereby certify that:

         1. Name. The name of the limited partnership (the "Partnership") is: Genesis Properties of Delaware Ltd. Partnership

         2. Registered Office and Registered Agent. The Partnership's registered office in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The registered agent of the Partnership for service of process at such address is The Corporation Trust Company.

         3. General Partners. The names and mailing addresses of the General Partners of the Partnership are:

                        Genesis Properties of Delaware Corporation
                        148 West State Street
                        Suite 100
                        Kennett Square, PA 19348

                        Philadelphia Avenue Corporation
                        148 West State Street
                        Suite 100
                        Kennett Square, PA 19348

     IN WITNESS WHEREOF, the undersigned have caused this Certificate to be signed as of the day and year first above written.

                                               GENESIS PROPERTIES OF DELAWARE
                                               CORPORATION, a General Partner

Attest: Diana B. Barry                         BY: Michae1 R. Walker
        -------------------------                  ---------------------------
        Diana B. Barry,                            Michae1 R. Walker, Chairman
        Secretary

                                               PHILADELPHIA AVENUE CORPORATION,
                                               a General Partner

Attest: Diana B. Barry                         By: Diana B. Barry
        -------------------------                  ---------------------------
        Diana B. Barry,                            Diana B. Barry, Chairman
        Secretary


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                                                          FILED
                                                          DEC 18 1989
                                                          2PM
                                                      /s/ [graphic of signature]
                                                      Secretary of State

                  AMENDMENT TO LIMITED PARTNERSHIP CERTIFICATE
                                       OF
                 GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP


     In compliance with the requirements of the laws of the State of Delaware, the undersigned, desiring to amend the Certificate of Limited Partnership of Genesis Properties of Delaware Ltd. Partnership, hereby certify that:

         1. The name of the partnership is hereby amended to read as follows: Genesis Properties of Delaware Ltd. Partnership, L.P.

         2 The Amendment to the Certificate of Limited Partnership of the Partnership (as the same may heretofore have been amended) is as follows:

                        On the data hereof, Philadelphia Avenue Corporation, a
                 general partner of the Partnership (the "Withdrawing General Partner"), has assigned and transferred all of its right, title and interest as a general partner in the Partnership to Genesis Properties of Delaware Corporation, a general partner of the Partnership (the "Remaining General Partner"), and has withdrawn as a general partner of the Partnership. The Remaining General Partner shall continue to be a general partner of the Partnership.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Certificate of Limited Partnership of the Partnership to be signed as of December 15, 1989.

                                              REMAINING GENERAL PARTNER:

                                              Genesis Properties of Delaware
                                              Corporation

Attest: Diana B. Barry                        By: Michae1 R. Walker
        -------------------------                 ---------------------------
        Diana B. Barry,                           Michae1 R. Walker, Chairman
        Secretary

                                              WITHDRAWING GENERAL PARTNER:

                                              Philadelphia Avenue Corporation

Attest: Diana B. Barry                        By: Michae1 R. Walker
        -------------------------                 ---------------------------
        Diana B. Barry,                           Michae1 R. Walker, Chairman
        Secretary